Fees Summary	May 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,749,005,000.00
Previously Paid Amount	0.00
Total Fee Amount	267,772.66
Total Offset Amount	0.00
Net Fee	$ 267,772.66
Final Prospectus	false